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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2003
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                             COACHMEN INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

   INDIANA                         1-7160                  35-1101097
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(State or other                 (Commission File          (IRS Employer
 jurisdiction                       Number)             Identification No.)
of incorporation)

2831 Dexter Drive
ELKHART, INDIANA                                                 46514
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(Address of principal executive offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (574) 262-0123
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    EXHIBITS:

               99.1   Press Release dated April 28, 2003.

ITEM 9.  REGULATION FD DISCLOSURE; INFORMATION FURNISHED PURSUANT TO ITEM 12.

         Coachmen Industries, Inc. (the "Company") is furnishing the information in this Section under "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operation and Financial Condition" of this Current Report in accordance with SEC Release No. 33-8216.

         On April 28, 2003,  the Company  issued the press  release  attached as
Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's operating results for the quarter ended March 31, 2003. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COACHMEN INDUSTRIES, INC.



                                  By: /S/ RICHARD M. LAVERS
                                      Richard M. Lavers
                                      Executive Vice President, General
                                      Counsel and Secretary



Date: April 28, 2003

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                                  EXHIBIT INDEX


EXHIBIT                                                         SEQUENTIALLY
NUMBER                       DESCRIPTION                       NUMBERED PAGE
------                       -----------                       -------------
99.1                  Press Release dated April 28, 2003              5






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